CERTIFICATIONS

I, Joel Arberman, certify that:

1. I have reviewed this quarterly report on Form 10QSB of Maxim Mortgage
Corporation;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the
registrant and we have:

     a)  designed  such  disclosure  controls  and  procedures,  or caused  such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that material  information relating to the registrant is made known to us by others within the Corporation,  particularly  during the period in which this quarterly report is being prepared;

     b) evaluated the effectiveness of the registrant's  disclosure controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     c) disclosed in this report any change in the registrant's internal control over  financial  reporting  that occurred  during the  registrant's  most recent fiscal  quarter  that  has  materially  affected,  or is  reasonably  likely  to materially affect, the registrant's  internal control over financial  reporting;
and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors:

     a) all significant  deficiencies  and material  weaknesses in the design or operation of internal  control over  financial  reporting  which are  reasonably likely  to  adversely  affect  the  registrant's  ability  to  record,  process, summarize and report financial information; and

     b) any fraud,  whether or not material,  that involves  management or other employees who have a significant role in the registrant's  internal control over financial reporting.

Date:  November 8, 2004

/s/ Joel Arberman
    Joel Arberman
    Director, Chief Executive and Financial Officer

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